The Bryn Mawr Trust Company Second Quarter 2014 Update June 30, 2014 (July 25, 2014) Bryn Mawr Bank Corporation NASDAQ: BMTC Exhibit 99.1

Safe Harbor
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
Please see the section titled Safe Harbor beginning on slide 28 for more information regarding these types of statements.
The information contained in this presentation is correct only as of July 25,
2014.
Our
business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 125 year history
A unique business model with a traditional commercial bank ($2.1 billion)
and a trust company ($7.6 billion) under one roof as of June 30, 2014
Wholly-owned subsidiary – The Bryn Mawr Trust Company
Largest community bank in Philadelphia’s affluent western suburbs
Three wealth acquisitions and two bank acquisitions completed since 2008
Pending acquisition of Continental Bank Holdings, Inc.

Pennsylvania
Berks
Bucks
Montgomery
Trenton
Chester
Lancaster
Philadelphia
Burlington
Delaware
Philadelphia
Camden
Gloucester
New Castle
Wilmington
New Jersey
Maryland
Cecil
Salem
Cumberland
BMTC (26)
Continental (10)

Southeast PA / DE Branch Footprint
BMTC
• 19 Full-Service Branch
Locations
• 7 Limited-Hour Retirement
Community Branch Locations
Continental
• 10 Full-Service Branch
Locations*
*See Slide 35
• Pro Forma Branch Map *

Investment Considerations
Quarterly dividend of $0.19 per share (increased 5.6% from $0.18 per share on July 24, 2014)
Profitability Ratios:
Profitability Ratios, Excluding Tax-Effected Due Diligence and Merger-
Related Expenses (non-GAAP measures)*:
Full Year 2013 1
st
Qtr 2014 2
nd
Qtr 2014
Return on average assets (“ROA”) 1.23% 1.32% 1.45%
Return on average equity (“ROE”) 11.53% 11.71% 12.80%
Return on average tangible equity
(“ROTE”)
15.43% 15.10% 16.31%
Full Year 2013 1
st
Qtr 2014 2
nd
Qtr 2014
ROA, excluding tax-effected due diligence and merger-
related expenses (a non-GAAP measure)*
1.29% 1.36% 1.50%
ROE, excluding tax-effected due diligence and merger-
related expenses (a non-GAAP measure)*
12.11% 12.01% 13.21%
ROTE, excluding tax-effected due diligence and
merger-related expenses (a non-GAAP measure)*
16.20% 15.48% 16.84%
*  See Non-GAAP Measures disclosure beginning on slide 32

$8,000
$6,000
$4,000
$2,000
$-
$0.80
$0.60
$0.40
$0.20
$0.00
$6,252
$6,401
$6,471
$6,689
$7,604
$0.46
$0.47
$0.47
$0.49
$0.55
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Net income
EPS

5 Net Income and Diluted Earnings Per Share (EPS) (for the quarter ended) ($ in thousands)

2
nd
Quarter 2014 BMTC Stock Performance
Closing price on March 31, 2014: $28.73
Closing price on June 30, 2014: $29.12
Dividends declared per share – 6 Month 2014: $0.36
Security or Index
Year to Date
2014 Total Return
3 Year
Total Return**
Trailing 12-Month
Dividend Yield
BMTC* -2.27% 56.79% 2.44%
NASDAQ Bank Index* 1.14% 58.39% 1.94%
KBW Regional
Bank Index*
-1.05% 60.33% 2.06%
*Source: Bloomberg
** 3 Year Total Return -06/30/2011 to 06/30/2014

Consistent BMTC Annual Dividend
Year Diluted
Earnings
Per Share
Annual
Dividend
Dividend
Yield Year-
End
Dividend
Payout Ratio
2010 $0.85 $0.56 3.21% 65.9%
2011 $1.54 $0.60 3.08% 39.0%
2012 $1.60 $0.64 2.87% 40.0%
2013 $1.80 $0.69 2.29% 38.3%
YTD
6/30/2014
$1.04 $0.36 -- 34.6%

Growth Initiatives ********* *********

2014 Strategic Initiatives
3-8-3 Strategic Plan
$3 billion in Banking assets - $8 billion in Wealth assets – 3 years
(period ending December 2014)
Organic growth – opportunistic expansion
Inorganic growth criterion - Acquisitions to be strategic and accretive to earnings in first 12 months (excluding merger costs)
Focus on earnings-per-share growth
Continued emphasis on strong credit quality

Financial Review ******** ******** ********

Financial Highlights
6/30/13 9/30/13 12/31/13 3/31/14 6/30/14
Total assets
($ in billions)
$2.01 $2.06 $2.06 $2.06 $2.13
Portfolio loans & leases
($ in billions)
$1.43 $1.50 $1.55 $1.57 $1.62
Total deposits
($ in billions)
$1.55 $1.55 $1.59 $1.58 $1.62
Market capitalization
($ in millions)
$324 $366 $412 $392 $400
Tangible book value per
share, end of quarter
$11.75 $12.17 $13.02 $13.47 $14.03

68.0%
66.0%
64.0%
62.0%
60.0%
58.0%
56.0%
54.0%
52.0%
50.0%
66.5%
64.3%
64.6%
63.5%
65.9%
65.4%
63.3%
62.4%
64.1%
62.9%
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Efficiency ratio
Efficiency ratio excluding due diligence and merger-related expenses (a non-GAAP measure)

12 Efficiency Ratio (GAAP and Non-GAAP) * See Non-GAAP Measures Disclosure beginning on slide 32

4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.98%
4.05%
4.03%
4.02%
4.03%
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Net Interest Margin

13 Quarterly Net Interest Margin (On a tax-equivalent basis)

50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
41.9%
38.1%
39.0%
37.3%
39.6%
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14

14 Quarterly Non-Interest Income (As a % of Total Revenue)

Capital Position - Bryn Mawr Bank Corporation
9/30/2013 12/31/2013 3/31/2014 6/30/2014
Tier I 11.33% 11.57% 11.71% 11.85%
Total (Tier II) 12.30% 12.55% 12.69% 12.79%
Tier I Leverage 9.22% 9.29% 9.50% 9.67%
Tangible Common
Equity
8.30% 8.92% 9.23% 9.32%
9/30/2013 12/31/2013 3/31/2014 6/30/2014
Tier I 11.36% 11.40% 11.65% 11.68%
Total (Tier II) 12.33% 12.38% 12.63% 12.62%
Tier I Leverage 9.22% 9.14% 9.43% 9.51%
Tangible Common
Equity
8.32% 8.78% 9.18% 9.18%
Capital Position - Bryn Mawr Trust Company

Wealth Division Review ******** ******** ********

$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.41
$4.83
$6.66
$7.27
$7.57
2010
2011
2012
2013
2Q 2014

17 Wealth Assets Under Management, Administration, Supervision and Brokerage (Year-end $ in billions)

$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$15.5
$21.7
$29.8
$35.2
$18.4
2010
2011
2012
2013
YTD 6/30/2014

18 Wealth Management Fees ($ in millions)

Wealth Division Highlights
(as of June 30, 2014)
Wealth Management
(Bryn Mawr, Hershey and Devon, PA)
$4.96 billion in assets
Integrated solutions to protect and preserve wealth
Financial Planning
Estate Planning
Retirement Planning
Investment Management
Custody Services
Philanthropic Services
Fiduciary Trust Services
Multi-family Office
Tax Services
Long-standing client relationships
Integration of operations of all three trust entities is ongoing

Wealth Division Highlights - continued
Bryn Mawr Asset Management (Bryn Mawr, PA)
$384 million in assets
Brokerage services, asset allocation, open platform with objective advice
“Lift Out” strategy with other opportunities being continuously evaluated
BMTC of Delaware (Greenville, DE)
$1.60 billion in assets
Provides corporate fiduciary and administrative trustee services under
Delaware law and the full spectrum of tax advantaged strategies
Lower margin business with full year profitability expected in 2013
Lau Associates (Greenville, DE)
$631 million in assets
Fee-only, independent multi-family office providing highly personalized service and sophisticated financial planning

Credit Review ******** ******** ********

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$1,197
$1,295
$1,398
$1,547
$1,616
2010*
2011
2012**
2013
2Q 2014

Portfolio Loan & Lease Growth
(Period -end $ in millions)
* From 2010 forward, includes the addition of the First Keystone loan portfolio.
** From 2012 forward, includes the addition of the loans acquired from First Bank of Delaware.

$55
$44
$205
$667
$311
$334
Commercial Mortgages (41%)
Commercial and Industrial (21%)
Residential Mortgages (19%)
Home Equity and Consumer (13%)
Construction (3%)
Leases (3%)

23 Loan Composition at June 30, 2014 ($ in millions) Total loans and leases of $1.62 billion

Quarterly Asset Quality Data
As of or for the quarter ended
6/30/13 9/30/13 12/31/13 3/31/14 6/30/14
Non-performing loans and leases as
a % of portfolio loans and leases
0.73% 0.71% 0.68% 0.65% 0.52%
Allowance as a % of portfolio loans
and leases
1.01% 1.00% 1.00% 1.01% 0.96%
Non-performing assets as a % of
total assets
0.58% 0.58% 0.55% 0.55% 0.43%
Annualized net loan and lease
charge-offs as a %  of average
quarterly loans and leases
0.28% 0.10% 0.09% 0.13% 0.05%

Loan and Lease Updates
Current loan pipeline outlook is strong.
Continuing successful strategy of hiring seasoned professionals with strong customer ties that wish to affiliate with a reputable bank.
The lending group continues to take advantage of market opportunities which should continue to deliver solid quality loan growth

Summary
We believe we are an outstanding franchise in a stable market
Focus on Wealth Services and Business Banking
Diversified income base – non interest income 39.6% of  total revenue for the three months ended June 30, 2014
Outstanding loan quality
Sound business strategy, strong asset quality, well capitalized at June 30,
2014 and solid risk management procedures
Focus on earnings per share growth
Continue to make IT infrastructure investments that should provide longer-
term benefits

Ted Peters
Chairman & CEO
610-581-4800
tpeters@bmtc.com
Frank Leto
President & COO
610-581-4730
fleto@bmtc.com
Joseph Keefer
Chief Lending Officer
610-581-4869
jkeefer@bmtc.com
Duncan Smith
Chief Financial Officer
610-526 –2466
jdsmith@bmtc.com
Chad Fortenbaugh – Shareholder Relations – 610-581-4823 – cfortenbaugh@bmtc.com

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn
Mawr Bank Corporation’s (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,”
“anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”,
“contemplate”, “continue”, “strategic”, “objective”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the
Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Safe Harbor

Safe Harbor (continued)
Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on Management’s current beliefs and assumptions as of July 25, 2014 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

Safe Harbor (continued)
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with the SEC.
This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.
The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the
Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.  Any decision to invest in the
Corporation’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

Safe Harbor (continued)
No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety.  Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the
United States before they can invest in the Corporation.

*Non GAAP Measures
Our management uses non-GAAP financial measures in their analysis of our performance and believes that they provide useful supplemental information that is essential to an investor’s understanding of Bryn Mawr
Bank Corporation’s operating results.  These non-GAAP financial measures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
A reconciliation from GAAP measures to non-GAAP measures related to the exclusion of due diligence and merger-related expenses or tax-effected due diligence and merger-related expenses is provided on the following two slides:

*Reconciliation of GAAP Measures to Non-GAAP Measures
$ in thousands
Full Year
2013
1
st
Qtr 2014 2
nd
Qtr 2014
Net income (a GAAP measure) $24,444 $6,689 $7,604
Add: Tax-effected due diligence and
merger-related expenses (35% tax
rate)
$1,225 $172 $245
Net income, excluding tax-effected
due diligence and merger-related
expenses     (a non-GAAP measure)
$25,669 $6,861 $7,849
•Return on average assets, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) is calculated by dividing net income, excluding tax-effected due diligence and merger-related expenses
(a non-GAAP measure) by average assets ($ in thousands) of $1,994,500 for the full year 2013, $2,053,336 for the
1
st
quarter 2014, and $2,096,491 for the 2
nd
quarter 2014.
•Return on average equity, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) is calculated by dividing net income, excluding tax-effected due diligence and merger-related expenses
(a non-GAAP measure) by average equity ($ in thousands) of $212,050 for the full year 2013, $231,714 for the 1 st
quarter 2014, and $238,274 for the 2
nd
quarter 2014.
•Return on tangible common equity, excluding tax-effected due diligence and merger-related expenses (a non-
GAAP measure) is calculated by dividing net income, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) by average tangible common equity ($ in thousands) of $158,457 for the full year 2013, $179,776 for the 1
st
quarter 2014, and $186,972 for the 2
nd
quarter 2014.

*Reconciliation of GAAP Measures to Non-GAAP Measures (cont’d)
$ in thousands
2
nd
Qtr
2013
3
rd
Qtr
2013
4
th
Qtr
2013
1
st
Qtr
2014
2
nd
Qtr
2014
Non-interest expense
(a GAAP measure)
$20,524 $19,323 $20,658 $18,899 $20,626
Less: Due diligence and
merger-related expenses
$688 $328 $155 $264 $377
Non-interest expense,
excluding due diligence and
merger-related expenses (a
non-GAAP measure)
$19,836 $18,995 $20,503 $18,635 $20,249
•The efficiency ratio, excluding due diligence and merger-related expenses (a non-GAAP measure), is calculated by dividing non-interest expense, excluding due diligence and merger-related expenses (a non-GAAP measure)
by the sum of net interest income and non-interest income.

IMPORTANT INFORMATION REGARDING THE CONTINENTAL MERGER
The Corporation has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4
concerning the Merger (SEC File No. 333-196916). The Registration Statement includes a prospectus for the offer and sale of the Corporation’s common stock to Continental Bank Holdings, Inc.’s shareholders as well as a proxy statement for each of the
Corporation and Continental Bank Holdings, Inc. for the solicitation of proxies from each of their shareholders for use at their respective meetings at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by the Corporation with the SEC contain important information about the Corporation, Continental Bank
Holdings, Inc. and the Merger. We urge investors and each of the Corporation’s and Continental Bank Holdings, Inc.’s
shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. Each company’s shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the
Merger. Investors and shareholders may obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about the Corporation – at the SEC’s website at
http://www.sec.gov.
Copies of the
combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Bryn Mawr Bank Corporation,
801 Lancaster Avenue, Bryn Mawr, PA 19010, attention: Geoffrey L. Halberstadt, Secretary, telephone (610) 581-4873.
Continental Bank Holdings, Inc., the Corporation and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger.
Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning the Corporation’s directors and executive officers is set forth in the combined prospectus and proxy statement relating to the Merger. Information concerning the Corporation’s directors and executive officers is also set forth in its proxy statement and annual report on Form 10-K (including any amendments thereto), previously filed with the
SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.